UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

Genelux Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41599	77-0583529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 Townsgate Road, Suite 230 Westlake Village, California		91361
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 267-9889

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GNLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Genelux Corporation (the “Company”) estimates that its cash, cash equivalents and short-term investments as of December 31, 2024 were approximately $30.9 million. The Company has not yet completed its quarter-end or year-end financial close process for the quarter and year ended December 31, 2024. This estimate of the Company’s cash, cash equivalents and short-term investments as of December 31, 2024 is preliminary, has not been audited and is subject to change upon completion of the Company’s financial statement closing procedures. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2024. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary result and accordingly, does not express an opinion or any other form of assurance about it.

Item 7.01	Regulation FD Disclosure.

On March 25, 2025, the Company made available the corporate presentation attached hereto as Exhibit 99.1 (the “Corporate Presentation”). Information from the Corporate Presentation may also be used by the management of the Company in future meetings regarding the Company. For important information about forward-looking statements in the Corporate Presentation, see the slide titled “Forward-Looking Statements” in Exhibit 99.1 attached hereto.

The information contained or incorporated in the above Item 2.02 and this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 8.01	Other Events.

Phase 1b/2 Clinical Trial Data Release

On March 25, 2025, the Company and Newsoara BioPharma Co., Ltd., a pre-commercial-stage biopharmaceutical company, announced preliminary safety and anti-tumor activity data from the dose escalation Phase 1b portion of the companies’ co-sponsored ongoing Phase 1b/2 clinical trial (OLVI-VEC-SCLC-202) of Olvi-Vec immunochemotherapy in patients with platinum-relapsed or platinum-refractory extensive small cell lung cancer.

Favorable Safety and Tolerability Profile

●	Systemic administration of Olvi-Vec via intravenous delivery demonstrated a manageable safety and tolerability profile, consistent with previous findings in other clinical studies of the investigational immunochemotherapy. Treatment-related adverse events were mostly mild to moderate, including fever, anemia, reduced lymphocyte counts, and nausea. No maximum tolerated dose has been reached to date.

Antitumor Activity

●	Preliminary evidence indicates anti-tumor effect from Olvi-Vec immunochemotherapy. Five of the seven (71%) evaluable participants for anti-tumor response achieved disease control as the best response. The five participants with disease control showed reductions in all of their individual target lesions. All seven evaluable participants had documented disease progression at baseline before joining this study.

●	Of the five participants with disease control, two participants exhibited a partial response according to RECIST 1.1. Notably, the first participant in the current dose escalation cohort, who remains on treatment, experienced a tumor reduction of approximately 79%. Additionally, the three remaining participants with disease control, including one individual with three prior lines of treatment, achieved stable disease at lower dose cohorts, with tumor size reductions ranging from 24% to 29.2%.

The Company anticipates reporting an interim readout of updated data in the second half of 2025.

FDA Correspondence

On March 25, 2025, the Company announced that it had concluded a productive Type D meeting with the U.S. Food and Drug Administration (“FDA”) for Olvi-Vec in the treatment of platinum resistant/refractory ovarian cancer (“PRROC”). In response to a question seeking the FDA’s guidance on the Company’s expectations regarding a confirmatory trial based on the Phase 3 OnPrime/GOG-3076 registration trial (Phase 3 trial) results, the FDA responded that “As stated previously, an interim analysis of overall survival (“OS”) should be planned at the time of the primary progression-free survival (“PFS”) analysis. If a clinically meaningful PFS advantage is demonstrated in the absence of a decrement in OS, this could potentially support traditional approval.” The FDA further recommended the Company request a pre-BLA meeting with FDA with topline safety and efficacy data following completion of the trial so that the FDA may discuss next steps.

The Company anticipates reporting topline results from the Phase 3 trial in the first half of 2026.

Phase 2 VIRO-25 Trial

For the Company’s Phase 2 VIRO-25 trial in the United States, the Company anticipates reporting a readout of interim results in the second half of 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include, without limitation, statements about the Company’s preliminary estimates of cash, cash equivalents and short-term investments as of December 31, 2024, statements regarding the potential capabilities, advantages, safety and efficacy of Olvi-Vec to treat small cell lung cancer and other indications, potential regulatory approval pathway for Olvi-Vec for the treatment of PRROC and the Company’s expectations regarding the Company’s expectations regarding timing and availability of data. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, risks related to preliminary financial results, including the risks that the preliminary financial results reported herein reflect information available to the Company only at this time and may differ from actual results, including in connection with the Company’s completion of end-of-period reporting procedures and related activities, including the audit by the Company’s independent registered public accounting firm, risks associated with market conditions, risks and uncertainties associated with the Company’s business and finances in general, risks associated with geopolitical and macroeconomic conditions, risks associated with preclinical and clinical development, and regulatory risks. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including in the section captioned “Risk Factors” in the Company’s most recent quarterly report on Form 10-Q and subsequent filings thereafter. These forward-looking statements represent the Company’s judgment as of the time of this report. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Corporate Presentation, dated March 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genelux Corporation

Date: March 25, 2025	By:	/s/ Thomas Zindrick, J.D.
Thomas Zindrick, J.D. President and Chief Executive Officer